Ordinary Shares	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Ordinary Shares
10.
ORDINARY SHARES

On January 30, 2026, the Company entered into a sales agreement (the "Sales Agreement") with Alliance Global Partners ("A.G.P." or the "Sales Agent"), pursuant to which the Company may offer and sell, from time to time, American depositary shares ("ADSs"), each representing 40 Class A ordinary shares, par value US$0.00001 per share, having an aggregate offering price of up to US$12,800,000, in an "at-the-market" offering (the "ATM Program"). Sales, if any, are made at prevailing market prices, and the Company pays the Sales Agent a commission equal to 3.0% of the aggregate gross proceeds from each sale of ADSs. The Company is not obligated to sell any ADSs and may suspend or terminate the ATM Program at any time.

On February 2, 2026, to facilitate the settlement of future sales under the ATM Program, the Company issued 8,500,000 ADSs (representing 340,000,000 Class A ordinary shares) to the depositary bank to be held in reserve, for which no consideration was received. Although these shares are legally issued, they carry no economic rights (including rights to dividends and other distributions) while held in reserve and are delivered to purchasers — with the related proceeds recognized — only as and when the underlying ADSs are sold under the ATM Program. Accordingly, for accounting purposes these shares are treated as escrowed shares, are not considered outstanding, and are excluded from the shares used to compute basic and diluted net loss per ordinary share until sold. The Company recorded the par value of US$3,400 with a corresponding reduction of additional paid-in capital, resulting in no net impact on total shareholders' equity.

During the six months ended June 30, 2026, no ADSs were sold under the ATM Program and no proceeds were received. As of June 30, 2026, all 8,500,000 ADSs (representing 340,000,000 Class A ordinary shares) remained held in reserve by the depositary bank and unsold, and the full US$12,800,000 of ADSs remained available for future issuance under the ATM Program. Upon a sale of ADSs under the ATM Program, the corresponding shares are reclassified as outstanding and the net proceeds (after the 3.0% sales commission and offering expenses) are recorded as additional paid-in capital.

On July 23, 2025, the Company completed the registration of 489,550 ADSs, representing 19,582,000 Class A Ordinary Shares, under its share incentive plan.

On June 29, 2026, the Company completed its registered direct offering (the “Offering”). In the Offering, an aggregate of 7,000,000 American Depositary Shares each representing forty (40) Class A Ordinary Shares par value US$0.00001 per share, at a purchase price of $0.625 per ADS. The gross proceeds to the Company from the Offering, before deducting commissions and offering expenses, were approximately $4.375 million.

As of December 31, 2025 and June 30, 2026, the Company had authorized 4,258,745,553 Class A ordinary shares and 741,254,447 Class B ordinary shares. As of December 31, 2025 and June 30, 2026, 2,160,310,915 and 2,799,892,915 Class A ordinary shares were issued, respectively, and 2,160,310,915 and 2,459,892,915 shares outstanding, as of December 31, 2025 and June 30, 2026, respectively, the shares issued as of June 30, 2026 include 340,000,000 escrowed reserve shares under the ATM Program. All 741,254,447 Class B ordinary shares authorized were issued and outstanding as of December 31, 2025 and June 30, 2026.